EARNINGS PER SHARE ("EPS")	3 Months Ended
Mar. 31, 2026
Earnings Per Share [Abstract]
EARNINGS PER SHARE ("EPS")
NOTE 5 -	EARNINGS PER SHARE (“EPS”)

Basic earnings per share are based on the weighted average number of ordinary shares outstanding, net of treasury shares. Diluted EPS is based on those shares used in basic EPS plus shares that would have been outstanding assuming issuance of ordinary shares for all dilutive potential ordinary shares outstanding.

	Three Months Ended March 31,
	2026	2025
Numerator for EPS:
Net income	$3,400	$3,813
Denominator for EPS:
Weighted average shares outstanding – basic	12,983,137	10,940,358
Dilutive shares	221,153	270,913
Weighted average shares outstanding – diluted	13,204,290	11,211,271
EPS:
Basic	$0.26	$0.35
Diluted	$0.26	$0.34